Trade payables and agreement suppliers, net	12 Months Ended
Dec. 31, 2022
Trade Payables And Agreement Suppliers Net
Trade payables and agreement suppliers, net

16.	Trade payables and agreement suppliers, net

	2022	2021

Product suppliers	2,618	6,285
Service suppliers	247	870
Bonuses from suppliers (note 16.2)	(337)	(383)
	2,528	6,772

Agreement suppliers (note 16.1)	595	3,306

16.1.	Agreement between suppliers, the Group and banks

The Group entered into certain agreements with financial institutions in order to allow suppliers to use the Group's lines of credit, and to anticipate receivables arising from the sale of goods and services.

These transactions were assessed by management that determined that they have commercial characteristics, since there are no changes to the original terms of the payables in relation to price and / or terms, including financial charges. The anticipation is also solely at the suppliers’ discretion. Additionally, there is no exposure to any financial institution individually related to these operations and these resulting liabilities are not considered net debt and have no restrictive covenants (financial or non-financial) related.

These balances are classified as "agreement suppliers" and payments are made to financial institutions under the same conditions as originally agreed with the supplier. As a result, all cash flow from these operations is presented as operational in the cash flow statement.

16.2.	Bonuses from suppliers

It includes considerations and discounts obtained from suppliers. These amounts are established in agreements and include amounts for discounts on purchase volumes, joint marketing campaigns, freight reimbursements, and other similar programs. The settlement of these receivables is through offsetting the amounts payable to suppliers, according to the terms of supply agreements.